EXHIBIT 10.1.2
                                                                     Avert, Inc.
                                                            301 Remington Street
                                                          Fort Collins, CO 80524
                                                                    800-367-5933


Consumer Report User Agreement
Please read and complete this agreement and fax to Avert. Payment of the $50.00 set up fee is accepted by check or credit card. You will be billed net 30 days for Avert products and services. When your account is established, we will call you with your customer number and send you a copy of this agreement. The security and dissemination of this unique customer number is the responsibility of the person signing this agreement. Avert will neither release information nor take orders for services unless the customer number is provided. If you are dissatisfied for any reason, notify Avert in writing within 30 days of the date you signed this agreement. Your account will be closed and your set up fee (less charges for products and services ordered) will be refunded.

                                                         YOUR CUSTOMER NUMBER IS

DELIVERY ADDRESS FOR REPORTS (One address must be the physical location of your company)

Business Name (User)____________________________________________________________
Address ________________________________________________________________________
Phone # _____________________________________ Fax #_____________________________
Email Address___________________________________________________________________
Contact(s)______________________________ Second_________________________________

                   BILLING ADDRESS (Invoices to be sent here)
Business Name (User)____________________________________________________________
Address ________________________________________________________________________
Phone # _____________________________________ Fax #_____________________________
Email Address___________________________________________________________________
Contact(s)______________________________ Second_________________________________
          First    Last           Title        First     Last              Title

BILLADDRESS Invoices to be sent here.
1.  Please describe your company' s business.___________________________________
________________________________________________________________________________
2.  List approximate number of employees._______________________________________
3.  How long has your company been in business?_________________________________
4.  Is your company in a: ( ) Commercial ( ) Industrial ( )  Residential
   ( ) Other  (please explain) _________________________________________________
________________________________________________________________________________
5. If you intend to use Name Link, Instant Address Link and/or Credit Link (for employment purposes only) please provide a copy of ONE of the following items listed below:

( ) Your business license       ( ) Federal/StateTax ID Form (Government Issued)
( ) Articles of Incorporation   ( ) Sales Tax License

6. Identify two principals (or owners) of your business, or if your company stock is traded on a recognized stock exchange, please provide the symbol and exchange.
--------------------------  --------------------------------------  ------------
Name                        Title                                   Phone
--------------------------  --------------------------------------  ------------
Name                        Title                                   Phone
--------------------------  -----------------------------------
Symbol                      Exchange

7. Basic Account ( ) AVERTadvantage for $10/month ( ) AVERTadvantage Plus for $20/month ( )
8. If paying  $50 set up fee by credit  card,  please  complete  the  following:
(Visa, Mastercard and American Express accepted)

User certifies that the "Terms for Consumer Report User Agreement" have been read and agrees to the terms as written.
X
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User Authorized Signature             Title                                 Date
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Avert, Inc. Authorized Signature      Title                                 Date







EMPLOYMENTUA98.10